                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  June 20, 1995


                        HORNBECK OFFSHORE SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-10809                 74-2153030
        (State or other            (Commission              (IRS Employer
        jurisdiction of             File No.)            Identification No.)
         incorporation)

7707 Harborside Drive, Galveston, Texas                                  77554
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (713) 488-0067
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Item 5.  Other Events


Adoption of Stockholder Rights Plan

                 On June 20, 1995, the Board of Directors of Hornbeck Offshore Services, Inc. (the "Company") declared a dividend on each outstanding share of common stock, par value $.10 per share (the "Common Stock"), of the Company of one right to purchase (individually a "Right" and collectively the "Rights") Series B Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"). The dividend is payable to stockholders of record on July 5, 1995 (the "Record Date"). Each Right will, upon the occurrence of events, described below, that make it exercisable, entitle the registered holder to purchase from the Company one one-hundredth of one share of the Preferred Stock at a price of $60.00 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of June 20, 1995 (the "Rights Agreement"), between the Company and First Interstate Bank of Texas, N.A., as the rights agent (the "Rights Agent").

                 Initially, the Rights will be represented by all certificates representing outstanding shares of Common Stock and no separate certificates for the Rights will be distributed. Until the Distribution Date (as defined below) or earlier redemption, exchange, expiration or termination of the Rights, (a) new certificates representing shares of Common Stock issued after the Record Date will contain a legend incorporating the Rights Agreement by reference and (b) the surrender for transfer of any certificates representing shares of Common Stock outstanding as of the Record Date will constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented by such certificate.

                 The Rights will separate from the Common Stock on the Distribution Date, which is defined in the Rights Agreement as the earlier of
(i) the tenth business day following the date of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the Company's Common Stock (the date of the announcement of such acquisition being the "Stock Acquisition Date"), or (ii) the tenth business day (or such later date as may be determined by the Board of Directors before the Distribution Date occurs) following the commencement or public announcement of a tender or exchange offer that would, if consummated, result in a person becoming an Acquiring Person, whether any purchases actually occur pursuant to such offer or not. The definition of Acquiring Person under the Rights Agreement excludes (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan or employee stock plan of the Company or of any subsidiary of the Company or any person organized, appointed, established, or holding Common Stock for or pursuant to the terms of any such plan or (D) any person whose ownership of 20% or more of the shares of Common Stock of the Company then outstanding results solely from (i) any action or transaction approved by the Board of Directors before such person acquires such 20% beneficial ownership or (ii) a reduction in the number of issued and outstanding shares of Common Stock pursuant to a transaction or transactions approved by the Board of Directors. Any person excluded from becoming an Acquiring Person
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by reason of clause (i) or (ii) above will nevertheless become an Acquiring
Person if it acquires any additional shares of Common Stock, unless such acquisition of additional shares of Common Stock occurs by reason of a transaction falling within the scope of such clause (i) or (ii). As soon as practicable following the Distribution Date, the Rights will separate from the Common Stock, and separate certificates evidencing the Rights will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. From and after the Distribution Date, such separate certificates alone will evidence the Rights.

                 The Rights are not exercisable until the Distribution Date and will expire at the close of business on June 20, 2005, unless earlier redeemed, exchanged or terminated by the Company, in each case as described below.

                 If a person becomes an Acquiring Person (a "Flip-In Event") in a manner other than pursuant to a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms that a majority of the Continuing Directors (as defined in the Rights Agreement) determines to be fair to and otherwise in the best interests of the Company and its stockholders (a "Permitted Offer"), each holder of a Right will thereafter have the right to receive, upon exercise of such Right and payment of the Purchase Price, that number of shares of Preferred Stock (or, in certain circumstances, Common Stock, cash, property or other securities) having a Current Market Price (as defined in the Rights Agreement) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of any Flip-In Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will be null and void in the circumstances set forth in the Rights Agreement. Rights do not become exercisable following the occurrence of a Flip-In Event until they are no longer redeemable by the Company, as set forth below.

                 If, at any time on or after the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction (other than certain mergers that follow a Permitted Offer), or (ii) 50% or more of the assets or earning power of the Company and its subsidiaries (taken as a whole) is sold or transferred in one or a series of related transactions (each of the events described in (i) and (ii) above being a "Flip-Over Event"), each holder of a Right (except Rights that previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a Current Market Price equal to two times the exercise price of the Right.

                 The Purchase Price payable and the number of shares of Preferred Stock or other securities, including without limitation Common Stock, or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase at less than the Current Market Price shares of Preferred Stock or securities convertible into Preferred Stock or (iii) upon the distribution to holders of Preferred Stock of evidences of





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indebtedness or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above).

                 The number of outstanding Rights is also subject to certain adjustments from time to time in the event of, among other things, a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, before the Distribution Date.

                 With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. Fractions of shares of Preferred Stock (other than integral multiples of one one-hundredth of a share) which would otherwise be issued upon exercise or redemption of the Rights may, at the election of the Company, be evidenced by depositary receipts. The Rights Agreement also provides that the Company may pay cash in lieu of fractional shares.

                 Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $100.00 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

                 Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

                 At any time on or before the close of business on the tenth business day following a Stock Acquisition Date (or such later date as may be authorized by the Board of Directors and a majority of the Continuing Directors), the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable at the election of the Company in cash or shares of Common Stock. The Rights may be redeemed after the time that any person has become an Acquiring Person only if such redemption is approved by a majority of the Continuing Directors. Immediately upon the action of the Board of Directors of the Company authorizing redemption of the Rights and without any further action or notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.





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                 After the occurrence of a Flip-In Event and before a person becomes the beneficial owner of 50% or more of the Common Stock then outstanding, the Company may, if authorized by the Board of Directors, such authorization having been approved by a majority of the Continuing Directors, exchange the Rights (other than Rights owned by an Acquiring Person or an affiliate or an associate of an Acquiring Person, which will have become void), in whole or in part, at an exchange ratio per Right of one share of Common Stock, and/or other equity securities deemed to have the same value as one share of Common Stock subject to adjustment.

                 During any such time as the Rights are redeemable, the Company may amend the Rights in any manner, including without limitation an amendment to extend the time period during which the Rights may be redeemed, except that the Company may not, during such time, amend the Rights to decrease the Redemption Price or move forward the expiration date of the Rights. During any such time as the Rights are not redeemable, the Company may amend the Rights Agreement (a) to cure any ambiguity, defect, or inconsistency, (b) to make changes that do not materially adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or (c) to shorten or lengthen any time period under the Rights Agreement, except that the Company may not amend the Rights Agreement to lengthen the time period governing redemption during any such time as the rights are not redeemable. Amendments to the Rights Agreement from and after the time that any person or other entity becomes an Acquiring Person require that at least two Continuing Directors be then in office and a majority of the Continuing Directors approve such amendment.

                 Until a Right is exercised, the holder thereof, as such, will not have any rights as a stockholder of the Company, including without limitation rights to vote or receive dividends.

                 The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group who attempts to acquire the Company without the approval of the Company's Board of Directors. As a result, the overall effect of the Rights may be to render more difficult or discourage any attempt to acquire the Company even if such acquisition may be favorable to the interests of the Company's stockholders. Because the Company's Board of Directors can redeem the Rights or approve a Permitted Offer, the Rights should not interfere with any merger or other business combination approved by the Company's Board of Directors.

                 Because of the method of operation and financing of certain vessels owned or to be owned by the Company, the Shipping Act, 1916, and the Merchant Marine Act, 1936, require that the Company limit the ownership of its capital stock by persons other than citizens of the United States, within the meaning of such Acts. In accordance with such Acts, the Company's Restated Certificate of Incorporation contains, among other things, restrictions on transfers of its capital stock to, and the voting of its capital stock by, persons other than citizens of the United States. Similarly, the Rights Agreement generally provides that no Right may be exercised if the Company determines (prior to the issuance of the Preferred Stock (or other securities or property) issuable upon exercise of such Right) that (i) (A) the Preferred Stock (or other securities or property) issuable upon exercise of such Right, or any interest therein or right thereof, would be owned or controlled by persons other than United States citizens and (B) after any such exercise, persons other than United States citizens would own or control an aggregate percentage of the shares of capital stock of the Company or any interest therein or right thereof in excess of the Permitted Percentage (as defined in the Restated Certificate of Incorporation of the Company) or (ii) that the exercise of such Right would otherwise cause the Company not to be a citizen of the United States within the meaning of the Shipping Act, 1916.

                 The form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A the Certificate of Designations of the Preferred Stock specifying the terms of the Preferred Stock, as Exhibit B the form of Right Certificate, and as Exhibit C the form of Summary of Rights to Purchase Stock, is attached hereto as
Exhibit 1 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified by reference to such Exhibits, which are incorporated herein by reference. The press release announcing adoption of the Stockholder Rights Plan is attached as Exhibit 99.1 and incorporated herein by reference.

Change in Control Agreements

                 The Company has entered into change in control agreements (the "Agreements") with the following officers of the Company: Larry D. Hornbeck, Bernie W. Stewart, Robert W. Hampton, E.J. Hebert and Roger M. Sykes. The Agreements set forth certain benefits that the Company will provide if their employment is terminated or, under certain conditions, they elect to terminate their employment after a "change in control" of the Company, as defined in the Agreements. The Agreements continue in effect for three years and thereafter until terminated by the Company upon specified notice; provided that they continue for two years after a change in control of the Company. The Agreements each provide that if the officer is terminated or if the officer so elects to terminate employment within two years after a change in control of the Company, the officer shall be entitled to a lump sum severance payment of
(a) up to three times the officer's highest annual compensation within the five tax years preceding the change in control and (b) the difference between the market value and the exercise price of unexercised stock options. In addition, the officer shall be entitled to a two-year continuation of certain employee benefits and reimbursement of certain legal fees, expenses and any applicable excise taxes.

                 The Agreements between the Company and Messrs. Hornbeck, Stewart, Hampton, Hebert and Sykes are attached hereto as Exhibits 10.1 through 10.5 and are incorporated herein by reference.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits.

         *      4.1       Rights Agreement dated as of June 20, 1995 between
                          Hornbeck Offshore Services, Inc. and First Interstate
                          Bank of Texas, N.A., as Rights Agent, which includes as Exhibit B the form of Right Certificate and as Exhibit C the form of Summary of Rights to Purchase
                          Shares.  (Form 8-A, June 21, 1995, Hornbeck Offshore
                          Services, Inc., Exhibit 4.1)

               10.1 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and Larry D. Hornbeck.

               10.2 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and Bernie W. Stewart.

               10.3 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and Robert W. Hampton.

               10.4 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and E.J. Hebert.

               10.5 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and Roger M. Sykes.

               99.1       Press Release, dated June 20, 1995.

__________________________
*        Incorporated by reference as set forth above.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 21, 1995

                                        HORNBECK OFFSHORE SERVICES, INC.


                                        By:  /s/ Robert W. Hampton
                                           ------------------------------------
                                                 Robert W. Hampton
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer





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
                              Index To Exhibits.

         *      4.1       Rights Agreement dated as of June 20, 1995 between
                          Hornbeck Offshore Services, Inc. and First Interstate
                          Bank of Texas, N.A., as Rights Agent, which includes as Exhibit B the form of Right Certificate and as Exhibit C the form of Summary of Rights to Purchase
                          Shares.  (Form 8-A, June 21, 1995, Hornbeck Offshore
                          Services, Inc., Exhibit 4.1)

               10.1 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and Larry D. Hornbeck.

               10.2 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and Bernie W. Stewart.

               10.3 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and Robert W. Hampton.

               10.4 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and E.J. Hebert.

               10.5 Change in Control Agreement dated as of June 20, 1995, by and between Hornbeck Offshore Services, Inc. and Roger M. Sykes.

               99.1       Press Release, dated June 20, 1995.

__________________________
*        Incorporated by reference as set forth above.